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                                                                     EXHIBIT 1.1


                             WNS (HOLDINGS) LIMITED

         10,428,708 ORDINARY SHARES, PAR VALUE 10 JERSEY PENCE PER SHARE

                    IN THE FORM OF AMERICAN DEPOSITARY SHARES


                             UNDERWRITING AGREEMENT


[     ], 2006


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                                                                  [     ], 2006


Morgan Stanley & Co. International Limited
25 Cabot Square, Canary Wharf
London E14 4QA
United Kingdom


Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005
USA


Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, North Tower
New York, NY 10080
USA


Ladies and Gentlemen:

     WNS (Holdings) Limited, a company incorporated in Jersey, Channel Islands (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "UNDERWRITERS"), and certain shareholders of the Company named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of 10,428,708 American Depositary Shares of the Company (the "FIRM ADSs") representing 10,428,708 ordinary shares, par value 10 Jersey pence per share, of the Company, of which 4,473,684 American Depositary Shares are to be issued and sold by the Company and 5,955,024 American Depositary Shares are to be sold by the shareholders of the Company proposing to sell Firm ADSs.

     Certain shareholders of the Company named in Schedule I hereto (together with the shareholders proposing to sell Firm ADSs, the "SELLING SHAREHOLDERS") also propose to sell to the several Underwriters not more than an additional 1,561,000 American Depositary Shares of the Company (the "ADDITIONAL ADSs") if and to the extent that you, as managers of the offering (the "MANAGERS"), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such American Depositary Shares granted to the Underwriters in Section 2 hereof. Each Seller (as defined below) proposes to sell the amount of Firm ADSs or Additional ADSs set forth opposite such Seller's name in Schedule I hereto. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the "ADSs," and the ordinary shares represented by the ADSs are herein referred to as the "SHARES." The ordinary shares, par value 10 Jersey pence per share, of the Company to be in issue after giving effect to the sales contemplated hereby are

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hereinafter referred to as the "ORDINARY SHARES." The Company and the
Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS."

     The Shares will be delivered in the form of American Depositary Shares. The American Depositary Shares are to be issued pursuant to a Deposit Agreement dated as of July 18, 2006 (the "DEPOSIT AGREEMENT") among the Company,
Deutsche Bank Trust Company Americas, as Depositary (the "DEPOSITARY"), and the holders and beneficial owners of the ADSs evidenced by the American Depositary Receipts (the "ADRs") issued thereunder by the Depositary. Each American Depositary Share will initially represent the right to receive one Share deposited pursuant to the Deposit Agreement.

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. A registration statement relating to the American Depositary Shares representing Ordinary Shares, including the Shares, has been filed with the Commission. The registration statement relating to the Shares as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "PROSPECTUS." The registration statement relating to the American Depositary Shares, as amended at the time it becomes effective, is hereinafter referred to as the "ADR REGISTRATION STATEMENT." If the Company has filed an abbreviated registration statement to register additional Ordinary Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

     For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act, and "TIME OF SALE PROSPECTUS" means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III hereto. As used herein, the terms "REGISTRATION STATEMENT," "ADR REGISTRATION STATEMENT," "PRELIMINARY PROSPECTUS," "TIME OF SALE PROSPECTUS" and "PROSPECTUS" shall include the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT," and "AMEND" as used herein with respect to the Time of Sale Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), that are incorporated by reference therein.

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1. Representations and Warranties. (a) The Company represents and warrants to and agrees with each of the Underwriters that:

          (i) The Registration Statement and the ADR Registration Statement have each become effective; no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (ii) (A) Each of the Registration Statement and the ADR Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Registration Statement, the ADR Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (C) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (D) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein.

          (iii) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in

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                    accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, the Company has not prepared, used or referred to, and will not, without the prior consent of the Managers, prepare, use or refer to, any free writing prospectus.

          (iv) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (v) Each subsidiary of the Company, excluding Town & Country Assistance Ltd. (each, a "SUBSIDIARY"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly through one or more subsidiaries by the Company, free and clear of all liens, encumbrances, equities or claims.

          (vi) This Agreement has been duly authorized, executed and delivered by the Company.

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          (vii)     The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

          (viii) The Ordinary Shares (including the Shares to be sold by the Selling Shareholders) in issue prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          (ix) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights, except for pre-emptive rights and rights of first refusal of shareholders of the Company as of the date hereof, all of which have been effectively waived.

          (x) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the Depositary, is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xi) ADRs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

          (xii) The Deposit Agreement, the American Depositary Shares and the ADRs conform in all material respects as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

          (xiii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement, will not contravene any provision of applicable law, the certificate of incorporation or memorandum and articles of association of the Company, any

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                    agreement or other instrument binding upon the Company or
                    any of its subsidiaries (except for such contravention of an agreement or other instrument that would not result in a material adverse effect on (A) the performance by the Company of its obligations under, or the consummation of any of the transactions contemplated in, this Agreement or the Deposit Agreement or (B) the Company and its subsidiaries, taken as a whole), or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

          (xiv) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

          (xv) There are no legal, governmental or arbitral proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (A) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (B) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (xvi) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

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          (xvii)    The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

          (xviii) The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms or conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (xix) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (xx) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except for (1) the investment agreement, dated March 8, 2002, among Warburg Pincus Private Equity VIII, L.P., Warburg Pincus International Partners, L.P. and Warburg, Pincus Netherlands International Partners I, CV. (together, the "WARBURG ENTITIES"), British Airways plc ("BRITISH AIRWAYS"), David Charles Tibble, the Company and WNS (Mauritius) Limited, as

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                    amended (the "INVESTMENT AGREEMENT"), and (2) the
                    registration rights agreement, dated May 20, 2002, among the Warburg Entities, British Airways and the Company (the "REGISTRATION RIGHTS AGREEMENT"). The Investment Agreement will terminate upon the completion of this offering.

          (xxi) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (A) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

          (xxii) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to Jersey or any political subdivision or taxing authority thereof in connection with (1) the issuance of the Shares to be sold by the Company, (2) the deposit with the Depositary of any Shares against the issuance of the corresponding American Depositary Shares and related ADRs or (3) the issuance, sale or delivery of the American Depositary Shares to the Underwriters.

          (xxiii) The Company does not expect to be a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its taxable year ended March 31, 2006, and does not expect to be a PFIC for its future taxable years beginning after the Company's current taxable year ending March 31, 2007.

          (xxiv) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such

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                    property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

          (xxv) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (the "INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (xxvi) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (xxvii) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          (xxviii)  Each of the Company and its subsidiaries (A) possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business (the "REGULATORY PERMITS") and (B) has not received any notice of proceedings relating to the revocation or modification of any Regulatory Permits, except where the failure to possess such Regulatory Permits, or an unfavorable decision, ruling or finding in any proceedings with respect to such Regulatory Permits, would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (xxix) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company's most recent audited fiscal year, there has been (i) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (ii) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (xxx) The consolidated financial statements of the Company and its subsidiaries, together with related notes as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and the consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with United States generally accepted principles of accounting ("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the Time of Sale Prospectus and the

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                    Prospectus presents fairly in all material respects the
                    information shown therein and such summary and selected consolidated financial data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required.

          (xxxi) Ernst & Young, which has certified the financial statements filed with the Commission as part of the Registration Statement is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations and the Public Company Accounting Oversight Board (United States).

          (xxxii) Except as described in the Registration Statement, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (xxxiii) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the

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                    stabilization or manipulation of the price of the Ordinary
                    Shares to facilitate the sale or resale of the Shares or the ADSs.

          (xxxiv) None of the subsidiaries of the Company is currently prohibited, directly or indirectly, from making any payments, dividends or other distributions to the Company, WNS (Mauritius) Ltd. or WNS North America Inc., as applicable, such payments, dividends and other distributions being freely convertible into other currencies, or from making any other distribution on such subsidiaries' equity interest or from transferring any of such subsidiaries' property or assets to the Company, WNS (Mauritius) Ltd. or WNS North America Inc., as applicable, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body; provided, however, that any such payments, dividends, distributions or transfer of property or assets by WNS Global Services (Pvt.) Ltd or WNS Customer Solutions (Pvt.) Ltd (the "Sri Lankan Subsidiaries") to WNS Global Services (UK) Ltd and WNS (Mauritius) Ltd. must be made through a "Shares Investment Exchange Rupee Account" or pursuant to an approval from the Central Bank of Sri
                    Lanka, Exchange Control division, and any distribution from WNS (Mauritius) Ltd is subject to the solvency test in Mauritius, and the dividends must be paid out of retained earnings. Under the current laws and regulations of Jersey, all dividends and other distributions declared and payable on Ordinary Shares in cash may be freely transferred out of Jersey and may be freely converted into United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in Jersey; and except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all such dividends and other distributions will not be subject to withholding, value added or other taxes under the laws and regulations of Jersey.

          (xxxv) The Company and its subsidiaries have paid all material Mauritius, India, Sri Lanka and all other material foreign, federal, state and local taxes and filed all material tax returns required to be paid or filed through the date hereof, except to the extent that (i) the Company has requested and been granted an extension for the payment of any such tax, each of which extension remains in effect as of the date hereof and shall not have expired as of the Closing Date, and (ii) any such tax need not be paid if and while it is being contested in good faith by appropriate proceedings promptly instituted and diligently

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                    conducted and the Company is so contesting such tax as of
                    the date hereof; and except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

          (xxxvi) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxxvii) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Securities Act.

          (xxxviii) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (xxxix) The ADSs have been approved for listing subject to notice of issuance on the New York Stock Exchange (the "NYSE").

          (xl) Schedule IV hereto contains, under the heading "Employee Shareholders," a full and complete list of the persons who are employees of the Company who currently own stock in the Company, other than (i) any directors who are also employees of the Company and executive officers and (ii) any Selling Shareholders who are also employees of the Company.

     (b) Each Selling Shareholder (other than the "TRUST," which means Bolton Agnew and Theodore Agnew in their capacity as the trustees of Theodore Agnew Personal Settlement), severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

          (i) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (ii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and, as applicable, the Custody Agreement signed by such Selling Shareholder and the Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT"), the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY"), the statement of election and questionnaire relating to the number of shares such selling shareholder wishes to sell in the offering (the "STATEMENT OF ELECTION AND QUESTIONNAIRE") and the stock transfer form relating to the transfer of such selling shareholder's shares (the "STOCK TRANSFER FORM") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder (except for such contravention of an agreement or other instrument that would not result in a material adverse effect on (A) the performance by such Selling Shareholder of its obligations under, or the consummation of any of the transactions contemplated in, this Agreement or the Deposit Agreement or (B) such Selling Shareholder) or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement, Power of Attorney, Statement of Election and Questionnaire or Stock Transfer Form of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

          (iii) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares underlying the ADSs to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances, except for pre-emptive rights, rights of first refusal and tag-along rights of other shareholders of the Company as of the date hereof, all of which have been effectively waived or are being satisfied by the terms of this offering, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and, if applicable, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares and the ADSs to be sold by such Selling Shareholder and to deposit with the Depositary the Shares to be sold by such Selling Shareholder.

          (iv) Upon deposit of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement, valid title to such Shares will be passed in accordance with the Deposit Agreement to the Depositary who has received deposit of such Shares without notice of an adverse claim, free and clear of any adverse claim within the meaning of
                    Section 8-102 of the New York Uniform Commercial Code.

          (v) ADRs representing Shares to be sold by such Selling Shareholder, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

          (vi) The Custody Agreement and the Power of Attorney, if applicable, have been duly authorized, executed and delivered by such Selling Shareholder and are valid and legally binding agreements of such Selling Shareholder, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (vii) Such Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus to sell its ADSs pursuant to this Agreement.

          (viii) (A) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(b)(viii) are limited to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any amendments or supplements thereto, made in reliance upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use therein; it being understood and agreed that the only written information furnished to the Company by each Selling Shareholder expressly for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or any amendments or supplements thereto is the information relating to such Selling Shareholder set forth in the section "Principal and Selling Shareholders" (except for the percentages set forth therein).

          (ix) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Ordinary Shares of the Company and, other than as permitted by the Securities Act, such Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the ADSs.

          (x) There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment.

     (c) Theodore Agnew and the Trust jointly and severally represent and warrant to and agree with each of the Underwriters that:

          (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each of Theodore Agnew and the Trust.

          (ii) The execution and delivery by each of Theodore Agnew and the Trust of, and the performance by each of Theodore Agnew and the Trust of his or its respective obligations under, this Agreement and, as applicable, the Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire and the Stock Transfer Form will not contravene any provision of applicable law, or the trust deed establishing the Theodore Agnew Personal Settlement, or any agreement or other instrument binding upon either Theodore Agnew or the Trust (except for such contravention of an agreement or other instrument that would not result in a material adverse effect on (A) the performance by either Theodore Agnew or the Trust of his or its respective obligations under, or the consummation of any of the transactions contemplated in, this Agreement or the Deposit Agreement or (B) either Theodore Agnew or the Trust) or any judgment, order or decree of any governmental body, agency or court having jurisdiction over either Theodore Agnew or the Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by either Theodore Agnew or the Trust of his or its respective obligations under this Agreement or the Custody Agreement, Power of Attorney, Statement of Election and Questionnaire or Stock Transfer Form of the Trust, as applicable, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

          (iii) The Trust has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares underlying the ADSs to be sold by the Trust free and clear of all security interests, claims, liens, equities or other encumbrances, except for pre-emptive rights, rights of first refusal and tag-along rights of other shareholders of the Company as of the date hereof, all of which have been effectively waived or are being satisfied by the terms of this offering, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares and the ADSs to be sold by the Trust and to deposit with the Depositary the Shares to be sold by the Trust.

          (iv) Upon deposit of the Shares to be sold by the Trust and payment therefor pursuant to this Agreement, valid title to such Shares will be passed in accordance with the Deposit Agreement to the Depositary who has received deposit of such Shares without notice of an adverse claim, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

          (v) ADRs representing Shares to be sold by the Trust, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

          (vi) The Custody Agreement and the Power of Attorney, as applicable, have been duly authorized, executed and delivered by each of Theodore Agnew and the Trust and are valid and legally binding agreements of Theodore Agnew or the Trust, as the case may be, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (vii) Neither Theodore Agnew nor the Trust is prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus to sell his or its ADSs pursuant to this Agreement.

          (viii) (A) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2(b)(viii) are limited to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any amendments or supplements thereto, made in reliance upon information relating to either Theodore Agnew or the Trust furnished to the Company in writing by either Theodore Agnew or the Trust expressly for use therein; it being understood and agreed that the only written information furnished to the Company by either Theodore Agnew or the Trust expressly for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or any amendments or supplements thereto is the information relating to Theodore Agnew and the Trust set forth in the section "Principal and Selling Shareholders" (except for the percentages set forth therein).

          (ix) Neither Theodore Agnew nor the Trust has taken or will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Ordinary Shares of the Company and, other than as permitted by the Securities Act, neither Theodore Agnew nor the Trust will distribute any prospectus or other offering material in connection with the offering of the ADSs.

          (x) There are no contracts, agreements or understandings between either Theodore Agnew or the Trust, and any person that would give rise to a valid claim against Theodore Agnew, the Trust or any Underwriter for a brokerage commission, finder's fee or other like payment.

     2. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $______ per ADS (the "PURCHASE PRICE") the number of Firm ADSs (subject to such adjustments to eliminate fractional shares as the Managers may determine) that bears the same proportion to the number of Firm ADSs to be sold by such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Seller, severally and not jointly, agrees to sell to each Underwriter at the Purchase Price the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Managers may determine) that bears the same proportion to the number of Additional ADSs to be sold by such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs, and the Underwriters shall have the right to purchase, severally and not jointly, up to 1,561,000 Additional ADSs at the Purchase Price. The Managers may exercise this right on behalf of the Underwriters in whole or in part but not more than once by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such Additional ADSs are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs nor later than ten business days after the date of such notice. Additional ADSs may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Managers may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

3. Terms of Public Offering. The Sellers are advised by the Managers that the Underwriters propose to make a public offering in the United States of their respective portions of the ADSs as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Managers is advisable. The Sellers are further advised by the Managers that the ADSs are to be offered to the public initially at $______ per ADS (the "PUBLIC OFFERING PRICE") and to certain dealers selected by the Managers at a price that represents a concession not in excess of $______ per ADS under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $______ per ADS, to any Underwriter or to certain other dealers.

4. Payment and Delivery. Payment for the Firm ADSs to be sold by the Company and the Selling Shareholders (other than British Airways) shall be made to the Company and to the Custodian, on behalf of such Selling Shareholders, and payment for the Firm ADSs to be sold by British Airways shall be made to British Airways, each in federal or other funds immediately available in New York City against delivery of such Firm ADSs for the respective accounts of the several
Underwriters at 10:00 a.m., New York City time, on [     ], 2006, or at such
other time on the same or such other date, not later than [insert date that is five business days after date in previous line], 2006, as shall be designated in writing by the Managers. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

     Payment for any Additional ADSs to be sold by the Company and the Selling Shareholders (other than the Warburg Entities) shall be made to the Company and to the Custodian, on behalf of such Selling Shareholders, and payment for the Additional ADSs to be sold by the Warburg Entities shall be made to a designee of the Warburg Entities, each in federal or other funds immediately available in New York City against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [insert date ten business days after the expiration of the green shoe option], 2006, as shall be designated in writing by the Managers.

     The Firm ADSs and Additional ADSs shall be registered in such names and in such denominations as the Managers shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The ADRs corresponding to the Firm ADSs and

Additional ADSs shall be delivered to the Managers on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date are subject to the condition that the Registration Statement and the ADR Registration Statement
each shall have become effective not later than [     ] (New York City time) on
the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Managers, is material and adverse and that makes it, in the judgment of the Managers, impracticable to market the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     (c) The Underwriters shall have received on the Closing Date opinions and a letter of Latham & Watkins LLP, U.S. counsel for the Company, dated the Closing Date, substantially in the forms of Exhibits C-1, C-2 and C-3.

     (d) The Underwriters shall have received on the Closing Date an opinion of Mourant du Feu & Jeune, Jersey counsel for the Company, dated the Closing Date, substantially in the form of Exhibit D.

     (e) The Underwriters shall have received on the Closing Date an opinion of Amarchand & Mangaldas & Suresh A. Shroff & Co., Indian counsel for the Company, dated the Closing Date, substantially in the form of Exhibit E.

     (f) The Underwriters shall have received on the Closing Date an opinion of Etude Gilbert Noel, Mauritian counsel for the Company, dated the Closing Date, substantially in the form of Exhibit F.

     (g) The Underwriters shall have received on the Closing Date an opinion of Slaughter and May, English counsel to British Airways, dated the Closing Date, substantially in the form of Exhibit G.

     (h) The Underwriters shall have received on the Closing Date an opinion of Simcocks, Isle of Man counsel to the Trust, dated the Closing Date, substantially in the form of Exhibit H.

     (i) The Underwriters shall have received on the Closing Date an opinion and a letter of Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Managers.

     (j) The Underwriters shall have received on the Closing Date an opinion of AZB & Partners, Indian counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Managers.

     (k) The Underwriters shall have received on the Closing Date an opinion of White & Case LLP, counsel for the Depositary, dated the Closing Date, substantially in the form of Exhibit I.

     The opinions of Latham & Watkins LLP (on behalf of the Company), Mourant du Feu & Jeune (on behalf of the Company and the Selling Shareholders), Amarchand & Mangaldas & Suresh A. Shroff & Co. (on behalf of the Company), Etude Gilbert Noel (on behalf of the Company), Slaughter and May (on behalf of British Airways), Simcocks (on behalf of Theodore Agnew) and White & Case LLP (on behalf of the Depositary) described in Section 5(c),

5(d), 5(e), 5(f), 5(g), 5(h) and 5(k) above shall be rendered to the Underwriters at the request of the Company, the Selling Shareholders, Theodore Agnew or the Depositary, as applicable, and shall so state therein.

     (l) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

     (m) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Managers and our directors, our executive officers, our employee shareholders and certain of the other shareholders of the Company, each as listed in Schedule IV hereto, relating to sales and certain other dispositions of Ordinary Shares or certain other securities, delivered to the Managers on or before the date hereof, shall be in full force and effect on the Closing Date.

     (n) The Underwriters shall have received on the Closing Date from each Selling Shareholder and Theodore Agnew a certificate, dated the Closing Date and signed by an executive officer of such Selling Shareholder (if such Selling Shareholder is not an individual), to the effect that the representations and warranties of such Selling Shareholder or Theodore Agnew, as the case may be, contained in this Agreement are true and correct as of the Closing Date and that such Selling Shareholder or Theodore Agnew, as the case may be, has complied or will comply with all of the agreements and has satisfied or will satisfy all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     (o) On or prior to the date the date hereof, each of the Selling Shareholders (other than the Warburg Entities and British Airways) shall have furnished for review by the Underwriters executed copies of its Power of Attorney, Custody Agreement and Statement of Election and Questionnaire.

     (p) On or prior to the date the date hereof, Theodore Agnew shall have furnished for review by the Underwriters executed copies of his Power of Attorney.

     The several obligations of the Underwriters to purchase Additional ADSs hereunder are subject to the delivery to the Managers on the applicable Option Closing Date of such documents as the Managers may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional ADSs to be sold on such Option Closing Date and other matters related to the issuance of such Additional ADSs.

6. Covenants of the Company and the Selling Shareholders. (a) The Company covenants with each Underwriter as follows:

          (i) To furnish to the Managers, without charge, four signed copies of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and to furnish to the Managers in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(a)(v) or 6(a)(vi) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Managers may reasonably request.

          (ii) Before amending or supplementing the Registration Statement, the ADR Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Managers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (iii) To furnish to the Managers a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Managers reasonably object.

          (iv) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (v) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

          (vi) If, during such period after the first date of the public offering of the ADSs as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Managers will furnish to the Company) to which ADSs may have been sold by the Managers on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule

                    173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (vii) To endeavor to qualify the Shares and the corresponding American Depositary Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request; provided, however, that nothing contained in this Section 6(a)(vii) shall require the Company to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject, other than suits and taxes arising out of the offering or sale of the ADSs.

          (viii) To make generally available to the Company's security holders and to the Managers as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (ix) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (A) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares and the related ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADR Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (B) all costs and expenses related to the transfer and delivery of the Shares and the related ADSs to be sold by the Company and the Selling Shareholders to the Underwriters, including any transfer or other taxes payable thereon, (C) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares or the related ADSs under state securities laws and all expenses in connection with the qualification of the Shares and any related ADSs for offer and sale under state securities laws as provided in Section 6(a)(vii) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (D) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares and any related ADSs by the National Association of Securities Dealers, Inc., (E) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Shares and the ADSs and all costs and expenses incident to listing the ADSs on the NYSE, (F) the cost of printing certificates representing the Shares or American Depositary Receipts corresponding to the ADSs, (G) the costs and charges of any transfer agent, registrar or depositary, (H) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company and travel and lodging expenses of the representatives and officers of the Company and any such consultants, other than the cost of any aircraft chartered in connection with the road show, which shall be shared equally between the Company and the Underwriters, (I) the document production charges and expenses associated with printing this Agreement and (J) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution" and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares or ADSs by them and any advertising expenses connected with any offers they may make.

          (x) The Company, without the prior written consent of Morgan Stanley & Co. International Limited ("MORGAN STANLEY") on behalf of the Underwriters, will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any American Depositary Shares, Ordinary Shares or any securities convertible into or exercisable or exchangeable for American Depositary Shares or Ordinary Shares.

                         The restrictions contained in the preceding paragraph
                    shall not apply to (a) the American Depositary Shares to be sold hereunder (or the Shares represented by them) or (b) the issuance by the Company of Ordinary Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which is disclosed in the Time of Sale Prospectus or which the Underwriters have been advised in writing, (c) the issuance by the Company of Ordinary Shares, or options to purchase Ordinary Shares, pursuant to the Company's 2002 Stock Incentive Plan, (d) the issuance by the Company of Ordinary Shares, or options to purchase Ordinary Shares, pursuant to the Company's 2006 Incentive Award Plan (including the Addendum to WNS (Holdings) Ltd. 2006 Incentive Award Plan),
                    (e) the issuance by the Company of any Ordinary Shares in connection with the acquisition of or merger with or into any other company (provided that the amount of Ordinary Shares issued in connection with any such acquisition(s) or merger(s) does not in the aggregate exceed 10% of the total shares outstanding of the Company at the time of the offering) or (f) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of the 2002 Stock Incentive Plan or the 2006 Incentive Award Plan (including the Addendum to WNS (Holdings) Ltd. 2006 Incentive Award Plan); provided that each recipient of Ordinary

                    Shares (including Ordinary Shares issued upon the exercise of options) pursuant to clauses (b), (c) and (d), during the restricted period referred to in the immediately preceding paragraph shall sign and deliver a lock-up letter substantially in the form of Exhibit B hereto; and provided, further, that in the case of any issuance pursuant to clause
                    (e), each recipient of such Ordinary Shares shall agree in writing, for the benefit of the Underwriters, that such Ordinary Shares shall remain subject to restrictions identical to those contained in the immediately preceding paragraph for the remainder of the period for which the Company is bound thereunder; and provided, further, that in the case of any issuance pursuant to clause (b), (c) or (d) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with any such issuance.

                         Notwithstanding the foregoing, if (1) during the last
                    17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided that in the case of clause (2) above, if no earnings results are released during the 16-day period, the restricted period will terminate on the last day of the 16-day period. The Company shall promptly notify the Managers of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

          (xi) The Company will use its best efforts to effect and maintain the listing of the American Depositary Shares on the NYSE.

          (xii) The Company will not invest, or otherwise use the proceeds received by the Company from its sale of the ADSs, in such a manner as would require the Company to register as an investment company under the 1940 Act.

          (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares.

          (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     (b) Each Selling Shareholder, in addition to its other agreements and obligations hereunder, severally and not jointly, covenants with each Underwriter as follows:

          (i) Such Selling Shareholder agrees that (a) it will not prepare, or have prepared on its behalf, or use or refer to, any "free writing prospectus" (as defined in Rule 405 under the Securities Act), and (b) it will not distribute any written materials in connection with the offer or sale of the ADSs.

          (ii) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (iii) During the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, such Selling Shareholder will advise the Underwriters promptly, and will confirm such advice in writing to the Underwriters, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

          (iv) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Selling Shareholders agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (A) the fees, disbursements and expenses of counsel for the Selling Shareholders in connection with the registration of the Shares and the registration and delivery of the ADSs under the Securities Act, (B) all costs and expenses related to the transfer and delivery of the ADSs to be sold by the Selling Shareholders to the Underwriters, including any transfer or other taxes payable thereon and (C) all other costs and expenses incident to the performance of the obligations of the Selling Shareholders hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution" and the last paragraph of
                    Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the ADSs by them and any advertising expenses connected with any offers they may make.

          (v) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to the Managers prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (vii) Each Selling Shareholder, without the prior written consent of Morgan Stanley on behalf of the Underwriters, will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any American Depositary Shares, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares.

                          The restrictions contained in the preceding paragraph
                    shall not apply to (a) the American Depositary Shares to be sold hereunder (or the Shares represented by them), (b) transactions by a Selling Shareholder relating to Ordinary Shares or other securities acquired in open market transactions after the completion of the offering of the ADSs, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares or other securities acquired in such open market transactions,
                    (c) transfers by a Selling Shareholder of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift and (d) distributions by a Selling Shareholder of Ordinary Shares or any security convertible into Ordinary Shares to limited partners or stockholders of the Selling Shareholder; provided that in the case of any transfer or distribution pursuant to clause (c) or (d), (i) each donee or distributee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph and this paragraph as if it were a Selling Shareholder and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares, shall be required or shall be voluntarily made in respect of the transfer or distribution during the 180-day restricted period. Notwithstanding the foregoing, the Selling Shareholders shall not be prohibited from entering into a written sales plan designed to comply with Rule 10b5-1(c) under the Exchange Act, so long as such plan does not allow for any sales thereunder to be made until the expiration or termination of the restrictions contained in this Section 6(b)(vii). In addition, each Selling Shareholder, agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any American Depositary Shares or Ordinary Shares or any security convertible into or exercisable or exchangeable for American Depositary Shares or Ordinary Shares. Each Selling Shareholder consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any Shares, and with the Depositary against the transfer of any American Depositary Shares, held by such Selling Shareholder except in compliance with the foregoing restrictions.

                         Notwithstanding the foregoing, if (1) during the last
                    17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided that in the case of clause (2) above, if no earnings results are released during the 16-day period, the restricted period will terminate on the last day of the 16-day period. The Company shall promptly notify the Managers of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

     (c) Theodore Agnew shall also be deemed a Selling Shareholder for purposes of Sections 6(b) (other than Section 6(b)(vi)), 8, 10, 11, 12, 13, 14 and 18. Theodore Agnew covenants with each Underwriter that he shall cause Theodore Agnew Settlement Trust to perform all its obligations under this Agreement.

7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADR Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein.

     (b) Each Selling Shareholder (other than the Trust), severally and not jointly, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto; it being understood and agreed that the only written information furnished to the Company by each Selling Shareholder expressly for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or any amendments or supplements thereto is the information relating to such Selling Shareholder set forth in the section "Principal and Selling Shareholders" (except for the percentages set forth therein). The liability of each Selling Shareholder under the indemnity agreement contained in this paragraph shall be several and not joint and shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the sale of ADSs under this Agreement.

     (c) Theodore Agnew and the Trust jointly and severally agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to either Theodore Agnew or Theodore Agnew Personal Settlement furnished in writing by or on behalf of either Theodore Agnew or the Trust expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto; it being understood and agreed that the only written information furnished to the Company by either Theodore Agnew or the Trust for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or any amendments or supplements thereto is the information relating to Theodore Agnew and Theodore Agnew Personal Settlement set forth in the section "Principal and Selling Shareholders" (except for the percentages set forth therein). The combined liability of Theodore Agnew and the Trust under the indemnity agreement contained in this paragraph shall be joint and several and shall be limited to an amount equal to the net proceeds received by the Trust from the sale of ADSs under this Agreement.

     (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to such Underwriter contained in Section 8(a), but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act or the Prospectus or any amendment or supplement thereto.

     (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b), 8(c) or 8(d), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters, and such directors, officers and control persons of the Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (f) To the extent the indemnification provided for in Section 8(a), 8(b), 8(c) or 8(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or
(ii) if the allocation provided by clause 8(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(f)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers or Theodore Agnew on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (before deducting expenses) received by each Seller (or, in the case of Theodore Agnew, received by the Trust) and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the ADSs. The relative fault of the Sellers or Theodore Agnew on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers, Theodore Agnew or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint. The liability of each Selling Shareholder (other than the Trust) under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the sale of ADSs under this Agreement. The combined liability of Theodore Agnew and the Trust under the contribution agreement contained in this paragraph shall be joint and several and shall be limited to an amount equal to the net proceeds received by the Trust from the sale of ADSs under this Agreement.

     (g) The Sellers, Theodore Agnew and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(f) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     (h) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company, the Selling Shareholders and Theodore Agnew contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the ADSs.

9. Termination. The Underwriters may terminate this Agreement by notice given by the Managers to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the Nasdaq National Market, the National Stock Exchange of India Limited or the Bombay Stock Exchange (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the United Kingdom or Jersey shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities or authorities in India or the United Kingdom or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the judgment of the Managers, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Managers, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule II bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Managers may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased on such date, and arrangements satisfactory to the Managers and the Company for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Managers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Submission to Jurisdiction; Appointment of Agent for Service. (a) The Company and each of the Selling Shareholders irrevocably submit to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to the obligations of the Company under this Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADR Registration Statement or the offering of the ADSs. The Company and each of the Selling Shareholders irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company or any of the Selling Shareholders has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company and each of the Selling Shareholders irrevocably waive, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

     (b) The Company hereby irrevocably appoints WNS North America Inc., with offices at 420 Lexington Avenue, Suite 2515, New York, NY 10170, USA; each of the Selling Shareholders (other than the Warburg Entities and British Airways) hereby irrevocably appoints WNS North America Inc., with offices at 420 Lexington Avenue, Suite 2515, New York, NY 10170, USA; the Warburg Entities hereby irrevocably appoint _______, with offices at ___________; and British Airways hereby irrevocably appoints James Bernard Blaney, Senior Counsel Americas, British Airways plc, with offices at Bulova Centre, 75-20 Astoria Boulevard, Jackson Heights, New York 11370, USA, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company and each of the Selling Shareholders waive, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company and each of the Selling Shareholders represent and warrant that such agent has agreed to act as the Company's agent and the Selling Shareholders' agent for service of process, respectively, and the Company and each of the Selling Shareholders agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointments in full force and effect.

12. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of each Seller with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, such Seller agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to such Seller an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

13. Foreign Taxes. All payments made by the Sellers under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (excluding income taxes and franchise taxes that may be payable by the Underwriters) imposed or levied by or on behalf of Jersey, India, Mauritius or Sri Lanka or any political subdivision or any taxing authority thereof or therein unless the Company or any of the Selling Shareholders is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or the relevant Selling Shareholder, as applicable, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof if such taxes, duties, assessments or governmental charges had not been imposed, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter's or controlling person's (i) being connected with Jersey, India, Mauritius or Sri Lanka other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement or (ii) failure to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence or identity of the Underwriter or person controlling the Underwriter, as applicable, if such compliance is required as a precondition to exemption from, or reduction in the rate of, deduction or withholding of such taxes, provided that such compliance would not be unreasonably burdensome or onerous in the reasonable judgment of the relevant Underwriter or the person controlling such Underwriter.

14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs.

     (b) The Company and the Selling Shareholders acknowledge that in connection with the offering of the ADSs: (i) the Underwriters have acted at arm's length, are not agents of, and owe no fiduciary duties to, the Company, the Selling Shareholders or any other person, (ii) the Underwriters owe the Company and the Selling Shareholders only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company or the Selling Shareholders. The Company and each of the Selling Shareholders waive to the full extent permitted by applicable law any claims they may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the ADSs.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Managers at:

               Morgan Stanley & Co. International Limited
               25 Cabot Square
               Canary Wharf, London
               E14 4QA, United Kingdom

               Deutsche Bank Securities Inc.
               60 Wall Street
               New York, NY 10005, USA

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
               4 World Financial Center, North Tower
               New York, NY 10080, USA;

               and if to the Company shall be delivered, mailed or sent to:

               WNS (Holdings) Limited
               Gate 4, Godrej & Boyce Complex
               Pirojshanagar, Vikhroli(W)
               Mumbai 400 079, India;

               and if to any of the Warburg Entities shall be delivered, mailed or sent to:

               [Warburg Pincus
               466 Lexington Avenue
               New York, New York 10017
               United States of America]

               and if to British Airways shall be delivered, mailed or sent to:

               British Airways plc
               Waterside P.O. Box 365
               Harmondsworth, Middlesex
               UB7 0GB
               United Kingdom

               and if to the Selling Shareholders (other than the Warburg Entities and British Airways), shall be delivered, mailed or sent to Vikas Gupta, as attorney-in-fact on behalf of the Selling Shareholders (other than the Warburg Entities and British Airways), at:

               Mr. Vikas Gupta, General Counsel
               WNS (Holdings) Limited
               Gate 4, Godrej & Boyce Complex
               Pirojshanagar, Vikhroli(W)
               Mumbai 400 079, India.


                            [signature page follows]

                                               Very truly yours,

                                               WNS (HOLDINGS) LIMITED


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               WARBURG PINCUS PRIVATE
                                                   EQUITY VIII, L.P.,
                                               WARBURG PINCUS
                                                   INTERNATIONAL PARTNERS, L.P.
                                                   AND
                                               WARBURG, PINCUS NETHERLANDS
                                                   INTERNATIONAL PARTNERS I, CV.

                                               By: WARBURG PINCUS PARTNERS
                                                        LLC, as General Partner

                                               By: WARBURG, PINCUS & CO., as
                                                        Managing Member


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               BRITISH AIRWAYS PLC


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             THE SELLERS named in Schedule I
                                               hereto (excluding WNS (Holdings)
                                               Limited, the Warburg Entities and
                                               British Airways) and THEODORE
                                               AGNEW, acting severally


                                             By:
                                                 -----------------------------
                                                 Name:
                                                 Title: Attorney-in-fact
                                                        [address]

Accepted as of the date hereof.


Morgan Stanley & Co. International Limited
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated

Acting severally on behalf of themselves and the several Underwriters named in
   Schedule II hereto.


By: Morgan Stanley & Co. International
             Limited


By:
    -----------------------------------------
    Name:
    Title:


By: Deutsche Bank Securities Inc.


By:
    -----------------------------------------
    Name:
    Title:


By: Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By:
    -----------------------------------------
    Name:
    Title:

                                                                      SCHEDULE I


                                                                           NUMBER OF
                                                            NUMBER OF      ADDITIONAL
                                                            FIRM ADSs      ADSs TO BE
                         SELLER                            TO BE SOLD        SOLD
                         ------                            ----------      ----------
WNS (Holdings) Limited ..................................    4,473,684             --
Warburg Pincus Private Equity VIII, L.P. ................           --        745,000
Warburg Pincus International Partners, L.P. .............           --        715,200
Warburg, Pincus Netherlands International Partners I, CV            --         29,800
British Airways plc .....................................    4,386,000             --
Bolton Agnew ............................................      215,183             --
The Trust ...............................................    1,075,925             --
Amit Gujral .............................................           --         10,000
Neeraj Bhargava .........................................           --         32,000
Ajay Ratanlal Bohora ....................................       50,000             --
Nicola Casado ...........................................        9,333             --
David Tibble ............................................       88,182             --
Vivek Shivpuri ..........................................           --         14,000
J.J. Selvadurai .........................................           --         15,000
John Walker .............................................      130,401             --
                                                            ----------      ---------
       Total: ...........................................   10,428,708      1,561,000
                                                            ==========      =========

                                                                     SCHEDULE II


                                                                  NUMBER OF FIRM ADSs
                           UNDERWRITER                              TO BE PURCHASED
                           -----------                            -------------------
Morgan Stanley & Co. International Limited ....................
Deutsche Bank Securities Inc. .................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated ............
Citigroup Global Markets Inc. .................................
UBS Securities LLC ............................................
                                                                      ----------
        Total: ................................................       10,428,708
                                                                      ==========

                                                                    SCHEDULE III

                             TIME OF SALE PROSPECTUS

A.   Preliminary Prospectus issued July 3, 2006

B. [identify all free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

                                      III-1

                                                                     SCHEDULE IV

            LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP AGREEMENT

                                                                      Number of
Directors                                                               Shares
---------                                                             ---------
Ramesh Shah                                                              150,000
Zubin Dubash                                                                  --
Pulak Prasad                                                                  --
Nitin Sibal                                                                   --
Miriam Strouse                                                                --
Jeremy Young                                                                  --
Guy Sochovsky                                                                 --
Timothy Hammond                                                               --
Eric B. Herr                                                                  --
Deepak S. Parekh                                                              --


                                                                       Number of
Executive Officers                                                       Shares
------------------                                                     ---------
Anup Gupta                                                                    --
Edwin Donald Harrell                                                      75,000


                                                                       Number of
Employee Shareholders                                                   Shares
---------------------                                                  ---------
Tim Rankin                                                                33,333
Bernard Donoghue                                                         133,332
Arvind Srivastava                                                        314,696
Francesco Paola                                                           90,606
Steve Naylor                                                              16,666
Michael Killoury                                                          16,666
Tahir Adam                                                                48,000
Steve Dunning                                                            400,000
Ian Murray                                                                 4,666
Maria Christmas                                                           14,000
Karen Anderson                                                            14,000
Keith Charles Harvey                                                      14,000
Janhvi Hansraj Vyas                                                          666
Mahesh Joshi                                                                 667
Geeta Poojari                                                              3,700
Sandhya Kopikar                                                            3,000
Mark Egolton                                                               1,666
Lyndon Rodrigues                                                         191,666


                                                                       Number of
Other Shareholders                                                      Shares
---------------------                                                  ---------
First Magnus Consulting LLC & First Magnus Financial Corporation       1,216,641
[T. Agnew Foundation]                                                    [     ]
Bolton Trust                                                             [     ]
[Shah Trust]                                                             [     ]
[Bhargava Trust]                                                         [     ]

                                                                       EXHIBIT A

                           [FORM OF LOCK-UP LETTER A]



                                        _____________, 2006


Morgan Stanley & Co. International Limited
25 Cabot Square, Canary Wharf
London E14 4QA
United Kingdom


Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005
USA


Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, North Tower
New York, NY 10080
USA


Ladies and Gentlemen:

     The undersigned understands that Morgan Stanley & Co. International Limited ("MORGAN STANLEY"), Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "MANAGERS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with WNS (Holdings) Limited, a company incorporated in Jersey, Channel Islands (the "COMPANY"), providing for the U.S. public offering (the "PUBLIC OFFERING") by the several Underwriters, including the Managers (the "UNDERWRITERS"), of American Depositary Shares of the Company (the "AMERICAN DEPOSITARY SHARES"), each representing one ordinary share, par value 10 Jersey pence per share, of the Company (the "ORDINARY SHARES").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any American Depositary Shares, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares. The foregoing sentence shall not apply to transactions relating to (a) Ordinary Shares, American Depositary Shares or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), shall be required or shall be voluntarily made in connection with subsequent sales of American Depositary Shares, Ordinary Shares or other securities acquired in such open market transactions, (b) transfers of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift or (c) distributions of Ordinary Shares or any security convertible into Ordinary Shares to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares, shall be required or shall be voluntarily made during the 180-day restricted period. Notwithstanding the foregoing, the undersigned shall not be prohibited from entering into a written sales plan designed to comply with Rule 10b5-1(c) under the Exchange Act, so long as such plan does not allow for any sales thereunder to be made until the expiration or termination of the restrictions set forth in this letter. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any American Depositary Shares or Ordinary Shares or any security convertible into or exercisable or exchangeable for American Depositary Shares or Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares except in compliance with the foregoing restrictions.

     Notwithstanding the foregoing, if:

     (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided that in the case of clause (2) above, if no earnings results are released during the 16-day period, the 180-day restricted period will terminate on the last day of the 16-day period.

     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or Morgan Stanley that the restrictions imposed by this agreement have expired.

     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                                     Very truly yours,




                                                     ---------------------------
                                                     (Name)


                                                     ---------------------------
                                                     (Address)

                                                                       EXHIBIT B

                           [FORM OF LOCK-UP LETTER B]



                                       _____________, 2006


Morgan Stanley & Co. International Limited
25 Cabot Square, Canary Wharf
London E14 4QA
United Kingdom


Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005
USA


Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, North Tower
New York, NY 10080
USA


Ladies and Gentlemen:

     The undersigned understands that Morgan Stanley & Co. International Limited ("MORGAN STANLEY"), Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "MANAGERS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with WNS (Holdings) Limited, a company incorporated in Jersey, Channel Islands (the "COMPANY"), providing for the U.S. public offering (the "PUBLIC OFFERING") by the several Underwriters, including the Managers (the "UNDERWRITERS"), of American Depositary Shares of the Company (the "AMERICAN DEPOSITARY SHARES"), each representing one ordinary share, par value 10 Jersey pence per share, of the Company (the "ORDINARY SHARES").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares,
(2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any American Depositary Shares, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares. The foregoing sentence shall not apply to transactions relating to (a) Ordinary Shares, American Depositary Shares or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), shall be required or shall be voluntarily made in connection with subsequent sales of American Depositary Shares, Ordinary Shares or other securities acquired in such open market transactions, (b) transfers of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift, (c) transfers of Ordinary Shares or any security convertible into Ordinary Shares, either during the undersigned's lifetime or on death by will or intestacy to the undersigned's immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of the undersigned's immediate family (provided that any such transfer shall not be a sale) or (d) distributions of Ordinary Shares or any security convertible into Ordinary Shares to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b), (c) or (d), (i) each donee, transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares, shall be required or shall be voluntarily made during the 180-day restricted period. For purposes of clause
(c), the term "immediate family" shall mean spouse, domestic partner, child, lineal descendant or antecedent, father, mother, brother or sister and the lineal descendants of such individuals. Notwithstanding the foregoing, the undersigned shall not be prohibited from entering into a written sales plan designed to comply with Rule 10b5-1(c) under the Exchange Act, so long as such plan does not allow for any sales thereunder to be made until the expiration or termination of the restrictions set forth in this letter. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any American Depositary Shares or Ordinary Shares or any security convertible into or exercisable or exchangeable for American Depositary Shares or Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares except in compliance with the foregoing restrictions.

     Notwithstanding the foregoing, if:

     (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided that in the case of clause (2) above, if no earnings results are released during the 16-day period, the 180-day restricted period will terminate on the last day of the 16-day period.

     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or Morgan Stanley that the restrictions imposed by this agreement have expired.

     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                                     Very truly yours,




                                                     ---------------------------
                                                     (Name)


                                                     ---------------------------
                                                     (Address)

                                                                     EXHIBIT C-1


                    [FORM OF OPINION OF LATHAM & WATKINS LLP]

                                                                     EXHIBIT C-2


                 [FORM OF TAX OPINION OF LATHAM & WATKINS LLP]

                                                                     EXHIBIT C-3


           [FORM OF NEGATIVE ASSURANCE LETTER OF LATHAM & WATKINS LLP]

                                                                       EXHIBIT D


                          [FORM OF OPINION OF MOURANT]

                                                                       EXHIBIT E


                         [FORM OF OPINION OF AMARCHAND]

                                                                       EXHIBIT F


                     [FORM OF OPINION OF ETUDE GILBERT NOEL]

                                                                       EXHIBIT G


                      [FORM OF OPINION OF SLAUGHTER & MAY]

                                                                       EXHIBIT H


                          [FORM OF OPINION OF SIMCOCKS]

                                                                       EXHIBIT I


                      [FORM OF OPINION OF WHITE & CASE LLP]


                                      I-1